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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) dated March 25, 1994 pertaining to the 1994 Stock Incentive Plan of First Bank System, Inc. of our report dated January 13, 1994, with respect to the consolidated financial statements of First Bank System, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1993.


                                       /s/ Ernst & Young

Minneapolis, Minnesota
March 24, 1994